Exhibit 99.5 Merger with and sale of September 19, 2023

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Factors relating to the proposed transactions that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of one or both transactions may not materialize in the timeframe expected or at all, or may be more costly to achieve; that one or both transactions may not be timely completed, if at all; that prior to the completion of the transactions or thereafter, Eastern or Cambridge may not perform as expected due to transaction-related uncertainty or other factors; that Eastern is unable to successfully implement its integration or disposition strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all for one or both transactions; that the timing of completion of the proposed mergers are each dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to one or both transactions; the inability to implement onboarding or transition plans and other consequences associated with the mergers; continued pressures and uncertainties within the banking industry and Eastern and Cambridge’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on transaction-related issues. These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Eastern’s and Cambridge’s 2022 Annual Reports on Form 10-K. Eastern’s and Cambridge’s SEC filings are accessible on the SEC's website at www.sec.gov and on their respective corporate websites at investor.easternbank.com and ir.cambridgetrust.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this presentation, Eastern and Cambridge claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. 2

Non-GAAP financial measures *Denotes a non-GAAP financial measure used in this presentation. This presentation contains both financial measures based on accounting principles generally accepted in the United States (“GAAP”) and non-GAAP based financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful to their understanding financial performance, performance trends and financial position. Management utilizes these measures for internal planning and forecasting purposes, and management, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation of tangible common equity and tangible common equity to tangible assets for Cambridge Bancorp is included on pages 29 of the presentation. This presentation also includes certain forward-looking modeled projections and estimates, including estimates of the combined proforma company’s tangible book value and tangible book value per share. These metrics are dependent on variable factors including management’s assumptions and modeling inputs as well as market driven factors such as interest rates, over which the Company cannot exercise control. Accordingly, reconciliations of the Company’s outlook on these items cannot be readily determined in a format useful for investors and could not be made readily available. The Company has provided a summary on page 24 of the presentation that sets forth key expectations and assumptions regarding the estimated tangible book value per share impact of the proposed merger transaction. 3

Additional information Additional Information and Where to Find It In connection with the proposed merger transaction, the Company intends to file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of the Company and Cambridge and a Prospectus of the Company (the “joint proxy statement/prospectus”), as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF THE COMPANY AND CAMBRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC, AS WELL AS ANY AMENDMENT OR SUPPLEMENT TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Company and Cambridge, can be obtained without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Company’s Investor Relations team via email at InvestorRelations@easternbank.com or by telephone at (781) 598-7920, or to Cambridge Investor Relations via email at Joseph.Sapienza@cambridgetrust.com or by telephone at (617) 520-5520. Participants in the Solicitation The Company, Cambridge, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and/or Cambridge in connection with the proposed transaction under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2023, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the Commission on February 24, 2023, and other documents filed by the Company with the SEC. Information regarding Cambridge’s directors and executive officers is available in its definitive proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2023, and other documents filed by Cambridge with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained free of charge as described in the preceding paragraph. 4

Today’s presenters Presenter Bob Rivers Chief Executive Officer and Chair of the Board of Eastern Bankshares Denis Sheahan Chief Executive Officer, President and Chair of the Board of Cambridge Bancorp Jim Fitzgerald Chief Administrative Officer, Chief Financial Officer and Treasurer of Eastern Bankshares 5

The next step in our journey TO MERGE WITH SALE TO $510mm $528mm Opportunistically Strategically Bolsters premier Financially Low risk, in-market monetize value redeploy capital to Boston franchise attractive, creating transaction that created in insurance enhance core and expands wealth long-term improves balance brokerage banking franchise business shareholder value sheet flexibility 6

Strategically compelling and financially attractive transactions

Eastern Bank
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Opportunistically monetize value created in insurance brokerage

- ✓ Built leading insurance brokerage business
- ✓ Sale price represents significant value creation

~$260mm	~5.0x	~35.0x
After-tax gain on sale	Price / revenue	Price / earnings

Strategically redeploy capital to enhance core banking franchise

- ✓ Merge with top wealth-focused Boston bank
- ✓ Loyal, affluent customer base in attractive markets

CAMBRIDGE	CAMBRIDGE TRUST
$5.5bn	$4.4bn
Total assets	Total AUM/A

Bolsters premier Boston franchise and expands wealth business

- ✓ Scales and densifies Boston presence
- ✓ Doubles size of wealth business

#1	#4	$7.6bn
Mid-sized bank in Boston MSA[1]	Overall deposit market share[1]	Pro forma AUM/A[2]

Financially attractive, creating long-term shareholder value

- ✓ Significant EPS accretion
- ✓ Manageable TBVPS dilution with short earnback

20%+	~7.5% / ~2.75 yrs	~11.0%
EPS accretion	TBVPS dilution / earnback (yrs)	TBVPS accretion without rate marks

Improves scale and profitability

- ✓ Second largest mid-sized bank in New England[1]
- ✓ Rate marks unlock Cambridge earnings potential

~$27bn	~$290–$295mm	~13.5%
Pro forma assets	Run-rate earnings	Run-rate ROATCE

Low risk, in-market transaction that improves balance sheet flexibility

- ✓ Robust due diligence; Low risk balance sheet
- ✓ Marked assets provide a source of liquidity

~14.5%	~80%
Pro forma CET1	Loans to deposits

Source: FactSet, S&P Global Market Intelligence; Note: Market data as of September 18, 2023; Metrics reflect returns from both transactions
[1] Excludes trust banks; Mid-sized bank defined as <$100bn in total assets; Based on FDIC Summary of Deposits Survey (2022)
[2] For Eastern represents assets under supervision in a fiduciary, custodial or agency capacity for customers; For Cambridge represents assets under management and custody assets

7

is a leading insurance agency with a strong regional presence in the Northeast Contribution to Eastern Bankshares ◼ Eastern acquired insurance brokerage unit in 2002 and grew it into the 3rd largest bank-affiliated insurance brokerage and top 50 overall % of total revenue % of operating net income* Business ◼ Provides commercial, personal and employee benefits insurance overview products to middle market and retail customers 7% 14% ◼ Sales-focused culture led by President and CEO Tim Lodge ◼ Unique opportunity to realize significant value ~$104mm ~$14mm ◼ Growth requires additional investments and acquisitions have become Strategic increasingly competitive rationale ◼ Operates as a standalone business within Eastern 86% 93% ◼ Greater growth opportunity when combined with Gallagher resources Insurance commissions ($mm) ◼ Sale of assets from Eastern Insurance Group LLC subsidiary Asset ◼ ~415 employees sale $104 ◼ $104mm of revenue and $86mm of expenses included in perimeter $99 $94 $95 $92 $91 $83 $74 $70 $66 $62 $59 ◼ Gallagher to remain insurance brokerage partner to Eastern Post-closing relationship ◼ Transition services agreement with Gallagher through early 2024 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Proj. Source: S&P Global Market Intelligence; Note: Financial data as of June 30, 2023; * Non-GAAP Financial Measure. Please refer to page 3 for additional information. 8

CAMBRIDGE is the leading wealth-focused Boston bank

Eastern Bank
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Company overview

- Founded in 1890 and headquartered in Harvard Square, Cambridge, MA
- Differentiated Private Banking and Wealth Management focus
- Twenty-two branches and five wealth offices across highly affluent Boston and southern New Hampshire markets
- Pristine credit quality through multiple economic cycles
- Stable, high-quality deposit base

Key metrics

$397mm Market cap	**$5.5bn** Total assets	**12th** Overall deposit share in Boston MSA[1]
$4.4bn AUM/A	**25%** Fee income ratio	**1bp** 10-year average NCOs / avg. loans (vs. 0.13% for KRX)[2]

Seasoned management team



Denis Sheahan, Chief Executive Officer, President and Chair of the Board of Cambridge Bancorp, will become **CEO of Eastern**, reporting to **Bob Rivers**, who will become **Executive Chair**

Branch footprint



Concord
Winchester
Lexington
Weston
Cambridge
Boston
Wellesley
Newton
Needham
Dover
Stratham
Portsmouth
North Hampton
Manchester
Bedford
North Andover
Lowell
Andover
Salem
Worcester

● Cambridge 22 branches in MA and NH ★ Cambridge HQ ● Cambridge Trust Wealth Offices

Loan and deposit composition (GAAP)

Balanced loan portfolio



Consumer: 42%
Commercial: 58%
$4.0bn
3%
4%
19%
22%
4%
9%
39%
C&D
Multifamily
NOOCRE
OOCRE
C&I
1-4 family
Other Consumer

High-quality deposit base



$4.4bn
24%
26%
13%
22%
14%
NIB
IB checking
Savings
Money market
Time

Yield on loans: 4.80% | **91% loans / deposits ratio** | *Cost of deposits: 1.78%*

Source: FactSet; S&P Global Market Intelligence; Note: Financial data as of June 30, 2023; Market data as of September 18, 2023; Figures may not total to 100% due to rounding
[1] Excludes trust banks; Mid-sized bank defined as <$100bn in total assets; Based on FDIC Summary of Deposits Survey (2022)
[2] Represents ten-year average net charge-offs for the years 2013–2022 relative to the Nasdaq Regional Banking Index

9

Eastern Bank
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Scales and enhances wealth management offering

Wealth management – Key metrics



EBC
CATC
AUM/A ($bn)
$7.6
4.4
3.2
Fee revenue (LTM, $mm)
$56
32
23
Pre-tax income (LTM, $mm)[1]
$24
13
11
Pre-tax income margin (LTM)[1]
41%

Reorienting to more scalable fee income business

CAMBRIDGE TRUST
PRIVATE BANKING WEALTH MANAGEMENT

Retaining the prominent **Cambridge Trust brand** for wealth management and private banking offerings

Cambridge executives to lead pro forma wealth segment

Meaningfully scales franchise

- **$7.6bn** pro forma Assets Under Management and Administration
- **Largest** bank-owned Independent Investment Adviser in Massachusetts (#10 overall)[2]

Comprehensive, relationship-based platform

- Extensive investment management solutions
- Personal trust and estate management services
- Full-service solutions for high-net-worth clients in affluent markets of Boston and southern New Hampshire

Full suite of products & services

	Eastern	Cambridge
Wealth planning	✓	✓
Investment strategies	✓	✓
Trust & Estate	✓	✓
Philanthropic & Charitable Giving	✓	✓
Cash Management	✓	✓
Tax Strategies	✓	✓

Source: S&P Global Market Intelligence; Note: Financial data as of June 30, 2023
[1] Includes net interest income and noninterest income
[2] Boston Business Journal

10

Bolsters premier Boston franchise with density in highly attractive market Enhances presence in affluent Boston markets Solidifies position as largest Boston mid-sized bank by deposits² Deposits in the Boston MSA Beverly $103.1 Bank of America Lynnfield Peabody Reading Citizens $53.2 93 Salem Marblehead Santander $23.9 Woburn Concord Lynn $23.1 95 Concord Lexington Malden JPMorgan Chase $19.6 Manchester Medford 93 $18.5 Revere Arlington Chelsea TD $18.3 Waltham Cambridge Branch Watertown overlap¹ $12.7 Independent 1-mile: 50% Andover Newton Brookline M&T $6.7 495 Salem Dorchester Needham $5.5 First Citizens $4.9 Middlesex Boston #1 Quincy $4.8 Salem Five Mid-sized bank Dedham Hingham $4.6 in Boston 495 95 $4.4 Braintree Brookline Cambridge Financial $4.4 >$10bn Inst. for Savings $3.8 Gap to next closest Eastern Bank Cambridge Corporate HQ Corporate HQ Dedham Savings $3.6 495 mid-sized bank Eastern Bank Cambridge Leader $3.5 97 branches 22 branches in MA and NH in MA and NH Enterprise $3.3 Cambridge Trust Wealth HarborOne $2.7 Offices NB Financial $2.7 Source: S&P Global Market Intelligence ¹ Percent of Cambridge branches within one mile of an Eastern branch 11 ² Excludes trust banks; Mid-sized bank defined as <$100bn in total assets; Based on FDIC Summary of Deposits Survey (2022)

Financially compelling

Eastern Bank
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Strong returns

Meaningful EPS accretion with manageable TBV dilution

20%+
2024E EPS accretion[1]

~7.5% / ~2.75
TBVPS dilution / earnback (yrs)
~11.0% **accretive** without rate marks

~20%
IRR

Enhanced profitability

Increased earnings generation and profitability

~3.05%
+25bps
Net interest margin

~50%
(~10%)
Efficiency ratio[1]

~13.5%
+350bps
ROATCE[1]

~$290–$295mm
+50%
Net income[1]

Fortress balance sheet

Ample capital and liquidity with flexibility to restructure Cambridge's balance sheet

~14.5%
CET1

~80%
Loans / deposits

~27%
Cash and securities / assets

Source: S&P Global Market Intelligence; Note: Financial data as of June 30, 2023; Market data as of September 18, 2023; Metrics reflect returns from both transactions; [1] Fully-synergized

12

Summary of transaction terms

Eastern Bank
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	Sale of Eastern insurance	Merger with CAMBRIDGE
Consideration and structure	• Transaction value of $510mm • Consideration: 100% cash • TSA agreement in place through early 2024	• Transaction value of $528mm • Consideration: 100% stock • Fixed exchange ratio: 4.9560x of EBC stock • Pro forma ownership: 82% EBC / 18% CATC
Change in management and Board	• Tim Lodge and 5 other EIG executives joining Gallagher • ~415 EIG employees joining Gallagher	• Bob Rivers to become Executive Chair • Denis Sheahan to become CEO, reporting to Executive Chair • Quincy Miller adding COO role, reporting to Executive Chair • Denis Sheahan and three other board members from CATC to join EBC Board
Approvals and anticipated closing	• Hart-Scott-Rodino approval • No EBC shareholder approval required • Expected closing in the fourth quarter of 2023	• Customary bank regulatory approvals • EBC and CATC shareholder approval • Expected closing in the first quarter of 2024

Source: FactSet; S&P Global Market Intelligence; Note: Market data as of September 18, 2023

13

Highly attractive relative pricing Merger with Sale of Deal Value $510mm $528mm For reference Premium (30-day VWAP) — 24%¹ Price / Revenue ~5.0x 3.3x Price / Earnings ~35.0x 14.7x Price / Fully-synergized earnings² — 5.3x 11.5x Price / Earnings Price / TBV — 1.14x 2024E net income $14mm $36mm⁴ 1.27x 2024E fully-synergized net income² — ~$100mm Price / TBV Insurance brokerage industry NTM P/E³ Cambridge P/TBV ~35.0x 23.7x Historical context 1.49x 1.14x 16.6x 0.86x 2013 2015 2017 2019 2021 2023 2013 2015 2017 2019 2021 2023 Source: Bloomberg, FactSet, S&P Global Market Intelligence; Note: Financial data as of June 30, 2023; Market data as of September 18, 2023 ¹ Represents price per share of $67.73 based on a 4.9560x exchange ratio and Eastern’s 30-day VWAP of $13.67 as of September 18, 2023 relative to Cambridge’s 30-day VWAP of $54.53 as of September 18, 2023 ² Cambridge fully-synergized figures include standalone Cambridge earnings, AOCI accretion, Durbin impacts, fully-phased cost synergies, intangible amortization, opportunity cost of cash and rate mark accretion 14 ³ Represents the median multiple of publicly traded insurance brokers: AJG, AON, BRO, BRP, MMC, RYAN and WTW ⁴ Reflects consensus estimates

Strategic redeployment of capital

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CET1 transactions impacts



Accretable fair value marks
With fair value marks
~16.0%
~2.5%
(~1.5%)
(~2.5%)
~17.0%
~14.5%
~5.0%
~2.5%
~$500mm+
Excess capital excluding capital from mark accretion
~12.0%
~11.0%
Eastern standalone CET1 (Est. at close)
EIG sale¹
Cambridge acquisition (excl. rate marks²)
Accretable rate marks from Cambridge acquisition
Pro forma CET1 (Est. at close)
Excess capital
Medium term CET1 target
KRX³ median (2023Q2)

Capital target	Dividend payout	Share buybacks	Organic loan growth
~12% CET1 medium term	~30–45%	Opportunistic	Mid-single-digits

Source: S&P Global Market Intelligence
[1] Includes capital impact from the sale of Eastern Insurance Group LLC
[2] Excludes fair value rate mark accretion and amortization related to HTM securities, net loans, time deposits, borrowings and AOCI
[3] Nasdaq Regional Banking Index

15

Unlocks earnings potential and enhances returns

Eastern Bank
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Transaction results in meaningful EPS accretion post-close

2024E fully-synergized net income, $mm



A
B
C
$189
($14)
$36
$63
$29
($9)
~$295
~$290
Eastern consensus
Foregone EIG income
CAMBRIDGE consensus
Fair value mark accretion
Cost savings
Other
Pro forma

EPS $1.17 — *20%+ accretion* — $1.44–$1.46

ROATCE ~10% — *~350bps improvement* — ~13.5%

Confident in ability to deliver on financial targets

(A) Reset earnings / fair value marks
- Represents sustainable earnings in current rate environment
- New originations at marked yields
- Optionality to restructure balance sheet and lock in current economics

(B) Cost savings
- 34% of 2024E Cambridge cash expenses
- In-market footprint; Low execution risk

(C) Other EIG and merger impacts
- Amortization of CDI and wealth intangible
- Lost interchange fees: $1mm pre-tax
- Reinvestment of EIG cash proceeds
- Yield on cash: ~5.0% in 2024

Source: S&P Global Market Intelligence; Note: Market data as of September 18, 2023

16

Enhanced profitability (Standalone) (Pro forma)¹ ✓✓✓ Net interest margin Efficiency ratio✓ ROAA ROATCE ~13.5% ~60% ~3.05% ~1.05% ~0.90% ~2.80% ~10.0% ~50% 2Q’23 2024E 2Q’23 2024E 2Q’23 2024E 2Q’23 2024E Source: FactSet, S&P Global Market Intelligence; Note: Financial data as of June 30, 2023; Market data as of September 18, 2023; ¹ Fully-synergized 17

Summary highlights Opportunistically monetize value created in insurance brokerage Strategically redeploy capital to enhance core banking franchise Bolsters premier Boston franchise and expands wealth business Financially attractive, creating long-term shareholder value Low risk, in-market transaction that improves balance sheet flexibility 18

Appendix

Key changes to executive leadership Bob Rivers Denis Sheahan Quincy Miller Executive Chair Chief Executive Officer Vice Chair, President, & COO • Current Chair & Chief • Current Chief Executive • Current President & Vice Chair Executive Officer of Eastern Officer, President and Chair of of Eastern Bank since 2016 Bank since 2017 the Board of Cambridge Bancorp, joining in 2015 • Previous President of Citizens • President of Eastern Bank Bank (MA) (2006–2016), & Chief Banking • 19-year career at Independent Officer (2006–2017) Bank Corp., holding CFO & COO roles 20

Supporting our communities, customers and employees Communities Customers Employees • Deep commitment to support our local • A customer-centric bank focused on • Shared values and vision communities, with a focus on: improving our communities, one relationship at a time • Affordable housing • Strong cultural fit • Workforce development • Enhanced offerings of banking and wealth • “People first” philosophy supports our long- • Early childhood development management products standing commitment to diversity, equity, • Equity in the small business ecosystem inclusion and employee wellness • Greater scale enables further investment • Dedication to community partners, in technology, products and service • Strong credit and risk management culture donating to >1,500 organizations annually capabilities • Well funded foundations focused on • Expanded career opportunities within • Larger balance sheet to support client communities: larger institution growth • Recognized as one of the best places to • #1 U.S. SBA lender in Massachusetts for work for LGBTQ+ equality for 9 14 consecutive years • Recognized for commitment to community consecutive years: as a top charitable contributor in MA: 21

Key transaction assumptions ⚫ 34% of Cambridge’s operating non-interest expense base ($37mm pre-tax) Synergies⚫ Phase-in of 50% in 2024 and 100% thereafter ⚫ Revenue synergies have been identified, but not modeled ⚫ Gross credit mark equal to 1.09% of total loans ($44mm) ⚫ 30% of the mark on PCD loans and 70% of the mark on non-PCD loans Credit mark ⚫ Non-PCD mark is accreted back into earnings ⚫ PCD mark is not accreted into earnings ⚫ Day two CECL reserve of 1.0x non-PCD credit mark ($24mm after-tax); for illustrative purposes, fully reflected in pro forma capital CECL Reserves at closing ⚫ $172mm pre-tax securities write-down, accreted over 7 years, straight-line methodology ⚫ $413mm pre-tax net loan write-down, accreted over 7 years, straight-line methodology Fair value marks ⚫ $8mm pre-tax deposits write-down, amortized over 1 year $2mm pre-tax borrowings write-down, amortized over 1 year ⚫ One-time merger charges⚫ Approximately $70mm pre-tax ($57mm after-tax) ⚫ CDI: 4.00% of all non-time deposits, amortized over 10 years, sum-of-year-digits methodology Intangibles assets ⚫ Wealth management relationship intangible: 1.0x LTM wealth revenues, amortized over 10 years, sum-of-year-digits methodology Other adjustments⚫ Cambridge Durbin dis-synergy of $1mm pre-tax annually ⚫ EIG to be moved to discontinued operations in Q3 and associated revenue and expenses to be removed from prior operating results EIG accounting implications ⚫ Gain on sale will eliminate income tax valuation allowance from the securities sale in Q1 (estimated impact of $15mm) Source: FactSet; S&P Global Market Intelligence 22

Summary of fair value marks Impact to equity $mm Carrying value Fair value Pre-tax After-tax Amortization term Assets Total investment securities $1,152 $980 ($172) ($133) 7 years Net loans 3,987 3,574 (413) (320) 7 years Total $5,139 $4,554 ($585) ($454) Liabilities Deposits $4,443 $4,451 $8 $6 1 year Borrowings 409 411 2 1 1 year Total $4,852 $4,861 $10 $8 Total impact to equity ($575) ($446) Accum. other comprehensive income ($19) 7 years 23

Eastern Bank
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Purchase accounting summary

Tangible book value per share impact

Eastern	$ millions	Shares (mm)	$ per share
Standalone tangible book value (estimated at close)	**$1,938**	**176.4**	**$10.99**
Pro forma			
Standalone Eastern tangible book value at close	$1,938	176.4	
(+) Impacts of Eastern Insurance Group sale including tax pickup	365		
(=) Pro forma Eastern for insurance sale tangible book value at close	**$2,303**	**176.4**	**$13.06**
(+) Estimated standalone Cambridge tangible book value at close	463		
(–) Reversal of Cambridge equity capital and intangibles	(463)		
(+) Merger consideration for accounting purposes	528	39.4[3]	
(–) Goodwill and other intangibles created[1]	(557)		
(–) After-tax restructuring expenses	(57)		
(–) CECL double count on non-PCD loans[2]	(24)		
(=) Pro forma Eastern tangible book value at close	**$2,193**	**215.8**	**$10.16**
$ accretion to Eastern			**($0.82)**
% accretion to Eastern			**(7.5%)**
Pro forma TBVPS adjusted for accretable items			
Pro forma Eastern tangible book value at close	$2,193	215.8	$10.16
(+) Eastern accumulated other comprehensive income	688		
(+) Cambridge accretable yield on legacy AFS securities	19		
(+) Fair value interest rate marks	446		
(=) Pro forma Eastern TBVPS adjusted for accretable items	**$3,346**	**215.8**	**$15.51**

Source: S&P Global Market Intelligence
[1] Based on expectations and assumptions as of announcement date; subject to change at transaction closing
[2] Based on $31mm pre-tax reserve allocated to non-PCD loans (70%)
[3] Based on 4.9560x shares of Eastern stock exchanged for each Cambridge share outstanding

24

Cambridge Bancorp historical financials

Eastern Bank
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$mm		Fiscal year ended 12/31/2019	12/31/2020	12/31/2021	12/31/2022	Fiscal quarter ended 3/31/2023	6/30/2023
Balance sheet	Total assets	$2,856	$3,949	$4,892	$5,560	$5,529	$5,490
	Gross loans	2,227	3,154	3,319	4,063	4,018	4,025
	Total deposits	2,359	3,403	4,331	4,815	4,657	4,443
	Shareholders' equity	287	402	438	518	526	527
	Tangible common equity*	252	347	383	446	454	455
	Loans / deposits	94%	93%	77%	84%	86%	91%
	AUM/A	3,453	4,168	4,853	4,060	4,267	4,359
Profitability	Net income	$25.3	$32.0	$54.0	$52.9	$12.4	$7.1
	ROAA[1]	0.97%	0.91%	1.24%	1.03%	0.91%	0.52%
	ROAE[1]	11.4%	9.1%	12.9%	11.6%	9.7%	5.4%
	NIM[1]	3.22%	3.65%	3.12%	2.92%	2.63%	2.26%
	Efficiency ratio	68%	61%	58%	59%	63%	76%
	Fee income	32%	25%	26%	23%	24%	25%
	Cost of deposits[1]	0.70%	0.25%	0.13%	0.32%	1.36%	1.78%
	Yield on loans[1]	4.32%	4.22%	3.75%	3.83%	4.55%	4.80%
Asset quality	NPLs / total loans	0.25%	0.28%	0.16%	0.16%	0.18%	0.18%
	Reserves / loans	0.82%	1.14%	1.04%	0.93%	0.95%	0.95%
	NCOs / average loans[1]	0.08%	0.02%	(0.00%)	(0.00%)	(0.00%)	0.00%
Capital	Equity / assets	10.0%	10.2%	9.0%	9.3%	9.5%	9.6%
	TCE / TA*	8.9%	8.9%	7.9%	8.1%	8.3%	8.4%
	CET1	12.7%	12.7%	12.4%	12.5%	12.8%	13.0%

Source: S&P Global Market Intelligence; * Non-GAAP Financial Measure. Please refer to page 29 for the applicable reconciliation; [1] Quarterly metrics shown as annualized figures

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Comprehensive due diligence and integration plan Diligence focus areas Process and integration timeline ⚫Due diligence Commercial Credit Banking ◼ 60+ employees, business leaders, advisors and specialists participated ◼ In-depth review of Lending and Credit: Review of over 45% of the commercial loan portfolio outstanding, with a focus on the larger credits and CRE Legal, Risk, BSA Retail Banking and Compliance ◼ Extensive work on combining branch networks. EBC increasing network by 11 branches although retaining significant number of Cambridge locations ◼ Operations and Compliance review covering Cyber Security, AML/BSA Information Private Banking Technology ⚫Bank systems integration planned for Q2 2024 and wealth systems integration planned for Q3 2024 ◼ Continued involvement of senior management Wealth ◼ Same core processor used and high degree of overlap in technology solutions overall, Human Resources Management streamlining integration efforts ◼ Lean on extensive acquisition experience to unify operations Finance & ◼ Proactively reach out to clients and minimize business disruption Tax Accounting ⚫Eastern has a proven track record of integration, having integrated 8 bank acquisitions since 1999 Low integration risk 26

Pro forma loans 1-4 family Other consumer C&I OOCRE NOOCRE Multifamily C&D 3% 4% 3% 9% 11% 18% 23% 19% 39% 23% 10% 23% $14.0bn $4.0bn $18.0bn¹ 9% 22% 6% 6% 32% 27% 9% 3% 4% Yield on loans: 4.78% Yield on loans: 4.80% Yield on loans: 4.78% Note: Financial data as of June 30, 2023; Figures may not total to 100% due to rounding 27 ¹ Excludes purchase accounting adjustments

Pro forma deposits Noninterest-bearing Interest-bearing checking Savings Money market Time 13% 14% 13% 24% 29% 28% 22% $18.2bn $4.4bn $22.6bn¹ 26% 26% 26% 24% 23% 8% 9% 13% Cost of deposits: 1.22% Cost of deposits: 1.78% Cost of deposits: 1.32% Note: Financial data as of June 30, 2023; Figures may not total to 100% due to rounding 28 ¹ Excludes purchase accounting adjustments

Reconciliation of non-GAAP capital metrics Cambridge Bancorp Fiscal year ended Fiscal quarter ended $000s 12/31/2019 12/31/2020 12/31/2021 12/31/2022 3/31/2023 6/30/2023 Tangible common equity Total Shareholders' equity (GAAP) $286,561 $401,732 $437,837 $517,552 $525,949 $527,004 Less: Goodwill and other intangibles (34,544) (54,889) (54,529) (71,982) (71,758) (71,535) Tangible common equity (non-GAAP) $252,017 $346,843 $383,308 $445,570 $454,191 $455,469 Tangible assets Assets (GAAP) $2,855,563 $3,949,297 $4,891,544 $5,559,737 $5,528,584 $5,489,622 Less: Goodwill and other intangibles (34,544) (54,889) (54,529) (71,982) (71,758) (71,535) Tangible assets (non-GAAP) $2,821,019 $3,894,408 $4,837,015 $5,487,755 $5,456,826 $5,418,087 Equity / Assets (GAAP) 10.0% 10.2% 9.0% 9.3% 9.5% 9.6% Tangible common equity/tangible assets (TCE/TA) (non-GAAP) 8.9% 8.9% 7.9% 8.1% 8.3% 8.4% 29

GOOD INVESTS. GOOD ADVISES. GOOD LENDS. GOOD HELPS FEED HUNGRY KIDS. GOOD FUELS THE HUNGRY STARTUP. GOOD HELPS KIDS LEARN TO PAINT. AND DANCE. AND REALIZE HOW SPECIAL THEY ARE. GOOD BUILDS PLAYGROUNDS. AND REBUILDS LIVES. GOOD INSURES. GOOD ENDURES. GOOD FIGHTS DISCRIMINATION. GOOD STANDS UP FOR EQUAL OPPORTUNITY. GOOD INNOVATES. GOOD EDUCATES. GOOD ADVOCATES. GOOD HELPS PEOPLE BEAT ADDICTIONS. GOOD PAYS CLOSE ATTENTION. GOOD PAYS IT FORWARD. 30